                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]

Pre-Effective Amendment No.                                                [   ]
                            ---------

Post-Effective Amendment No.  14                                           [ X ]
                            ---------

                                        AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]

Amendment No.       20                                                     [ X ]
              -----------------------

                           (check appropriate box or boxes)

                              AMERITOR SECURITY TRUST
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                     1730 K Street, N.W.,  Washington, D.C.  20006
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code:    202-223-1000
                                                    ----------------------------

                                Max Katcher, President
                               Ameritor Security Trust
                                 1730 K Street, N.W.
                               Washington, D.C.  20006
--------------------------------------------------------------------------------
                  (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering: AS SOON AS POSSIBLE AFTER EFFECTIVENESS
                                              ---------------------------------------

It is proposed that this filing will become effective (check appropriate box)

     [     ]   immediately upon filing pursuant to paragraph (b)
     [     ]   on (date) pursuant to paragraph (b)
     [  X  ]   60 days after filing pursuant to paragraph (a)(1)
     [     ]   on (date) pursuant to paragraph (a)(1)
     [     ]   75 days after filing pursuant to paragraph (a)(2)
     [     ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [     ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS





                               AMERITOR SECURITY TRUST

                           A No-Load Fund - No Sales Charge

                 Shares are Purchased and Redeemed at Net Asset Value

                              ______________  ___, 199__







This Prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the Fund, dated _________ __, 199_, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. To obtain a free copy, call 202-223-1000 or 1-800-424-8570.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.










NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS ILLEGAL.

FACTS AT A GLANCE
AMERITOR SECURITY TRUST

INVESTMENT GOAL
To provide an increasing level of current income from stock dividends together with long-term capital appreciation.

As with any mutual fund, there is no guarantee the Fund will achieve its goal.

STRATEGY
To invest primarily in dividend-paying common stocks that have favorable prospects for increasing dividends and long-term appreciation.


RISK/REWARD
The potential to provide increasing current income, together with long-term capital appreciation. Stocks paying attractive dividends generally have less volatile share prices than stocks that pay below-average dividends or none at all. The Fund's share price may decline, possibly causing a loss even though stocks believed by the Fund to be less volatile stocks are purchased.

INVESTOR PROFILE
Individuals seeking increasing income over time along with capital appreciation who can accept the price declines inherent in common stock investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.

FEES AND CHARGES
No sales fee (load). No fees or charges to buy or sell shares or to reinvest dividends; no Distribution (and/or Service) (12b-1) fees.

INVESTMENT ADVISOR
Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, Ameritor Financial Corporation has principally engaged in the business of providing continuous investment supervision for the Ameritor family of funds. Ameritor Financial Corporation manages approximately $9 million in assets.

ADDITIONAL INFORMATION
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You may obtain copies of these reports at no cost by calling 202-223-1000 or 1-800-424-8570.

                                  TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
INFORMATION ABOUT THE AMERITOR SECURITY TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 1
     About the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Investments, Risks, and Performance:  What to Expect. . . . . . . . . . . . . . . . . . . . 1
     Fees and Expenses: What to Expect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Other Information about the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

INVESTMENT OBJECTIVES, PRINCIPAL INVESTEMENT
     STRATEGIES, AND RELATED RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Investment Objective of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Implementation of Investment Objective. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Concentration Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Temporary Defensive Positions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Portfolio Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Comparison of Fund Performance for the Fiscal Years Ended June 30, 1998 and 1997. . . . .  14
     Year 2000 Issue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . .  15
     Investment Advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Organization and Capital Structure. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Special Provisions of the Trust Indenture of the Fund . . . . . . . . . . . . . . . . . .  16
     Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SHAREHOLDER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Pricing of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     Tax Status and Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                    INFORMATION ABOUT THE AMERITOR SECURITY TRUST

ABOUT THE FUND

The Ameritor Security Trust (hereinafter, the "Fund") is a common-law trust organized under the laws of the District of Columbia. The Fund was originally founded in 1939 under the name Associated Fund Trust. As of December 31, 1998, the Fund had approximately $5 million of assets under management.

INVESTMENTS, RISKS, AND PERFORMANCE:  WHAT TO EXPECT

To help you decide whether this fund is appropriate for you, this section reviews the Fund's investment objective, strategy, and potential risks. As with all mutual funds, there is no guarantee this fund will achieve its goals.

     - The fund should not represent your complete investment program or be used for short-term trading.

What is the Fund's investment objective?

     The primary investment objective of the Fund is to seek current income. As a secondary objective, the Fund seeks to maximize the total return but only to the extent consistent with its primary investment objective.

     - For more details about the Fund's investment program, please see the section entitled "Investment Objectives, Principal Investment Strategies, and Related Risks" in this Prospectus.

What are the Fund's principal investment strategies?

     The Fund seeks to meet its investment objective through a broad range of investment vehicles. The Fund may also make substantial temporary defensive investments in (i) high-grade debt securities of all types, (ii) U.S. government securities, and (iii) repurchase agreements.

     In choosing an investment for the Fund, the Fund is not restricted to any particular criteria or quality standards except as expressly provided for in this Prospectus. With respect to equity investments, the Fund's financial adviser generally looks for issuers that pay attractive dividends and show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial strength. With respect to debt instruments (other than short-term debt used for defensive purposes), the Fund's investment adviser considers probable interest rate movements and generally chooses investment grade instruments. The yield sought by the Fund on investment grade instruments usually exceeds that of short-term U.S. treasury securities.

     The Fund may also uses a variety of investment techniques to attempt to achieve its investment objective. The use of these investment techniques can produce portfolio turnover of 100% or more per year. The portfolio turnover for the year ended June 30, 1998 was 48%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood that the Fund will experience short-term gains and losses.

     - For more details on the Fund's investment strategies and techniques, see the section entitled "Investment Objectives, Principal Investment Strategies, and Related Risks" in this

          Prospectus and see the Fund's Statement of Additional Information. Also, additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

What are the main risks of investing in the Fund?

     An investor should select investments which reflect his or her financial goals, time horizon, and risk tolerance. The Fund is not intended to provide a complete or balanced investment program, but can serve as one component of an investor's program to accumulate assets for retirement, college tuition, or other major goals. Investors should consult with their personal accountant or investment advisor prior to making an investment in the Fund.

     By investing in the Fund, an investor assumes the risks of investing in the types of investments acquired by the Fund. Investing in securities involves varying degrees of market risk, credit or financial risk, and prepayment risk. The Fund invests primarily in stocks, some of which may not be currently producing income, which could limit its potential for current income compared with a fund that invests primarily in interest-earning assets such as debt securities. In addition, the Fund is not restricted in the investment vehicles and techniques that it may use, some of which are highly specialized and involve significant risks. Furthermore, the Fund may invest in real estate, precious metals, oil and gas limited partnerships, or commodities and commodities contract, such as futures contracts, all of which are considered speculative.

     Foreign securities present additional special risks. For example, political, social, and economic developments abroad might adversely affect foreign investments. Often, there is less information publicly available about foreign issuers, so it can be more challenging to assess the viability and prospects of foreign companies. The value of investments that are denominated in foreign currencies may be adversely affected by fluctuations in foreign currency values. In addition, given the particular risks associated with investing in developing countries, an investment in the developing countries should be considered speculative.

     There are also special risks associated with investment in high yield debt securities. These bonds, which are commonly known as "junk bonds," may provide higher yields, but present a higher risk of loss of interest and principal, as well as a greater risk of default. These securities may also be more susceptible to changes in economic or market conditions than investment grade bonds, resulting in greater price volatility. At times, the markets in which these securities are traded may be less liquid than the markets for higher rated securities. Lower liquidity may adversely affect the price at which a particular security may be sold. Accordingly, an investment in high yield debt securities should also be considered speculative.

     The Fund is classified as a "non-diversified" investment company pursuant to the Investment Company Act of 1940. Because the Fund is a non-diversified investment company, the Fund's assets may be invested in the securities of a single issuer generally without limitation. A "diversified" investment company is required generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Moreover, the Fund has not elected to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. Thus, unlike most mutual funds, the Fund is not restricted by certain diversification requirements imposed by the Internal Revenue Code. Because a relatively high percentage of the Fund's assets may be invested in the securities or obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio of investments will be more susceptible to a single economic, political, or regulatory event than the portfolio of investments of a more diversified investment company.

What are derivatives and can the Fund invest in them?

     The term derivative is used to describe financial instruments whose value is derived from an underlying security (E.G., a stock or bond) or a market benchmark (E.G., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

     The Fund will invest in derivatives only if the expected risks and rewards are consistent with its objectives, policies, and overall risk profile as described in this Prospectus. The Fund currently only uses call options. The Fund will limit its use of derivatives to situations in which they may enable the Fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

Risk/Return Bar Chart and Table

     The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing the percentage increase or decrease in the net asset value per share of the Fund's shares from year to year over a 10-year period. The table also shows the Fund's average annual returns for one, five, and ten years compared to those of a broad-based securities index. The Fund can experience short-term performance swings and results may very widely from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART]

The following information is the plotting points for a bar chart.


Year           Return
----           ------
1989             47%
1990           (32)%
1991             17%
1992            (4)%
1993             35%
1994           (17)%
1995              1%
1996            (4)%
1997              8%
1998             21%


                                        Average Annual Total Return (1)
                            ----------------------------------------------------
                              Past One Year     Past 5 Years     Past 10 Years
                            ----------------   --------------   ----------------
Ameritor Security Trust          21.40%             6.56%            1.44%

Standard & Poor's 500(2)         30.16             21.82            15.67

_____________
(1)  Adjusted to reflect reinvestment of dividends.
(2) The Standard & Poor's Composite Index of 500 Stocks is a widely recognized, unmanaged index of common stock prices.

     During the 10-year period shown in the above bar chart, the highest return for a quarter was approximately 17% (quarter ended December 31, 1992) and the lowest return for a quarter was approximately negative 29% (quarter ended September 30, 1990).

FEES AND EXPENSES: WHAT TO EXPECT

What fees or expenses will I pay?

     For a better understanding of the expenses you will incur when investing in the Fund, a summary based on the Fund's operations during the fiscal year ended June 30, 1998 is set forth below. There are no sales fees (loads) imposed upon any purchase of Fund shares, reinvestment or dividends, or redemption of Fund shares. Furthermore, there are no distribution (and/or service) (12b-1) fees.

     The following tables describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (fees paid directly from your investment)
       Maximum Sales Charge (Load) Imposed on Purchases. . . . . . . . . . . None
       Maximum Deferred Sales Charge (Load). . . . . . . . . . . . . . . . . None
       Maximum Sales Charge (Load) Imposed on Reinvested Dividend. . . . . . None
       Redemption Fees (1) . . . . . . . . . . . . . . . . . . . . . . . . . None
       Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . None
       Maximum Account Fee . . . . . . . . . . . . . . . . . . . . . . . . . None

----------------
(1)  The Fund imposes a service charge on wire redemptions of less than $5,000.

                                                                                       As a Percentage of
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)                    Average Net Assets
                                                                                       ------------------
Management fees (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.00%
Distribution (and/or service) (12b-1) fees  . . . . . . . . . . . . . . . . . . . . . .       0.00
Other expenses
       Salaries and employee benefits . . . . . . . . . . . . . . . . . . . . . . . . .       2.94
       Proposed merger expenses (2) . . . . . . . . . . . . . . . . . . . . . . . . . .       3.00
       Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.91
                                                                                              ----
Total annual Fund operating expenses  . . . . . . . . . . . . . . . . . . . . . . . . .       9.85%
                                                                                              ----
                                                                                              ----

     _____________
     (1) The management fee is higher than that paid by most other investment companies.
     (2) In fiscal 1998, the Fund incurred expenses relating to a proposed merger with other funds managed by Ameritor Financial Corporation. These expenses will not be recurring.

     The numbers in the above table provide an estimate of how much it will cost to operate the Fund for a year based on 1998 fiscal year expenses. These are costs you pay directly because they are deducted from the Fund's total assets before the daily share price is determined and before distributions are made.

     EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes (i) a 5% annual return and (ii) redemption at the end of the period.


      1 year             3 years             5 years            10 years
-----------------   ------------------   -----------------   ------------------
       $960               $2,750              $4,360              $7,760


     This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than shown.

OTHER INFORMATION ABOUT THE FUND

What are some of the Fund's potential rewards?

     Income is normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, income is usually more reliable.

     The Fund is designed for investors seeking to balance the income and relative stability of securities over the long term with potential capital appreciation through common stocks. The Fund's approach to achieving a combination of income, growth, and stability is used by many large pension funds because of their conservative, long-term focus.

How can I tell if the Fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving those goals, and your tolerance for risk. If you are investing primarily for safety and liquidity or primarily for current income (such as dividends), you should consider another investment. If you can accept the price fluctuations of stocks in an effort to achieve income and capital appreciation, the Fund could be an appropriate part of your overall investment strategy.

                     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                            STRATEGIES, AND RELATED RISKS

INVESTMENT OBJECTIVE OF THE FUND

     The primary investment objective of the Fund is to seek current income. As a secondary objective, the Fund seeks to maximize the total return but only to the extent consistent with its primary investment objective. The Fund's investment objective may be changed by a vote of the Trustees of the Fund at any time without a vote of the shareholders of the Fund.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

     The Fund seeks to meet its investment objective through a broad range of investment vehicles. In seeking to achieve its investment objective, the Fund primarily will use the following principal investments, without limitation:

     -    Common stocks of any issuer.

     -    Preferred stocks, warrants, and convertible securities of any issuer.

     - Corporate bonds and debentures and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     - Money market instruments, such as commercial paper, bank certificates of deposit, and U.S. government securities.

     In choosing an investment for the Fund, the Fund is not restricted to any particular criteria or quality standards except as expressly provided for in this Prospectus. With respect to equity investments, the Fund's financial adviser generally looks for issuers that pay attractive dividends and show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial strength. With respect to debt instruments (other than short-term debt used for defensive purposes), the Fund's investment adviser considers probable interest rate movements and generally chooses investment grade instruments. The yield sought by the Fund on investment grade instruments usually exceeds that of short-term U.S. treasury securities.

     The Fund may also use the following principal investment strategies:

     -    The purchase and sale of securities of U.S. and non-U.S. issuers.

     - The purchase and sale of call options. This is primarily to achieve premium income but may also be used for hedging purposes.

     -    The purchase and sale of U.S. government securities.

     -    The purchase and sale of high-yield bonds, sometimes called Junk
          Bonds.

     - The purchase and sale of U.S. government agency mortgage-backed securities.

CONCENTRATION POLICY

     The current concentration policy of the Fund states that it is not the policy of the Fund to invest 25% or more of the value of its total assets in any one industry. An industry is determined by looking at the standard industry classification (SIC) code (I.E., if two companies have the same SIC code, the companies would be in the same industry). However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. The Fund has also instituted policies and procedures to assist in preventing a violation of the concentration policy of the Fund. The policy provides that prior to the investment advisor making a purchase of a security, the chief financial officer, or designee thereof, must confirm that the purchase will not result in a violation of the concentration policy. In addition, pursuant to the policy, the chief financial officer will determine weekly if any portfolio securities have appreciated in value above 25% such that additional purchases would be prohibited.

TEMPORARY DEFENSIVE POSITIONS

     In response to unfavorable market conditions, the Fund may commit up to 100% of its assets to temporary defensive investments in (i) high-grade debt securities of all types, (ii) U.S. government securities, and (iii) repurchase agreements. While the Fund believes that these temporary defensive investments are consistent with the Fund's investment objective, the rate of return on such investments tends to be lower and may have an adverse effect on Fund performance.

PORTFOLIO TURNOVER

     The use of the principal investment strategies discussed above can produce portfolio turnover of 100% or more per year. The portfolio turnover for the year ended June 30, 1998 was 48%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood that the Fund will experience short-term gains and losses.

PORTFOLIO RISKS

     GENERAL. Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all of its assets in equity securities (E.G., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investments. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

     Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. In addition, because of the small size of the Fund, the Fund is not able to diversify the portfolio across a large number of industries. There can, of course, be no assurance that the Fund will achieve its investment objective.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing.

     Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.
Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could adversely affect investments by the Fund in those countries.

     OPTIONS. The Fund may engage in a variety of investment strategies relating to the use of options including the following:

     - WRITING CALL OPTIONS. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Fund's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

          A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, the writer may be presented with an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the Securities and Exchange Commission ("SEC") having a value equal to the fluctuating market value of the optioned securities or currencies.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, because it may be presented with an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Fund, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock

Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     - PURCHASING CALL OPTIONS. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies.

     The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

     DEBT SECURITIES. Although at June 30, 1998, all of the Fund's assets were invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Because investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default; that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

     After having been purchased by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's Investor Services or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

     The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.
Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Fund's credit analysis than would be the case if the Fund were investing in higher-quality bonds. Junk bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

     U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. These are obligations issued or guaranteed by the United States government of one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie

Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guaranties timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

     Prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

     REAL ESTATE INVESTMENT TRUST (REIT). A real estate investment trust, commonly referred to as a REIT, is an entity that receives special tax benefits under the Internal Revenue Code for maintaining a specific percentage of its assets in real estate and real estate related assets. Investors in the Fund may experience many of the same risks involved with investing in real estate
directly because of investments made by the Fund in REITs.   These risks
include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities.
REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects.
Because many real estate projects are dependent upon receiving financing, this could cause the value of the REITs in which the Fund invests to decline. REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the Fund.

PORTFOLIO DIVERSIFICATION

     The Fund has elected to qualify as a "non-diversified investment company," as defined under Section 5(b)(2) of the Investment Company Act of 1940, as amended (the "1940 Act"), so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the value of the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss arc not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Advisor to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.

     The Fund will limit its investments in the securities of a small number of issuers only when the investment advisor determines that it is in the best interest of the Fund to do so.

                     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE GRAPH

     The following graph provides a comparison of the change in the value of a $10,000 investment in the Fund and same investment in the S & P 500 Index for each fiscal year from October 1, 1987 to September 30, 1994, the nine month fiscal period ended June 30, 1995, and the fiscal years from July 1, 1995 to June 30, 1998.

[PERFORMANCE GRAPH]

The following information is the plotting information for the performance graph.


Year                        Ameritor Security Trust*           S&P***
------------------------  -----------------------------  -----------------------
10-01-87                          $10,000                   $10,000

9-30-88                             7,214                     8,746

9-30-89                            10,641                    11,630

9-30-90                             7,207                    10,556

9-30-91                             8,469                    13,846

9-30-92                             8,090                    15,377

9-30-93                            10,993                    17,375

9-30-94                             9,098                    18,015

6-30-95**                           9,224                    21,652

6-30-96                             8,820                    27,282

6-30-97                             9,604                    36,746

6-30-98                            11,660                    47,828


[CHART WITHIN PERFORMANCE GRAPH]


                                         Average Annual Total Return
                             ---------------------------------------------------
                                   One Year         5 Years        10 Years
                             ---------------------------------------------------
Ameritor Security Trust             21.40%           6.56%           1.44%


_____________
*    Past performance is not predictive of future performance.
**   Not annualized.  The Fund's fiscal year was changed to June 30.
***  S&P 500 Index is adjusted to reflect the reinvestment of dividends.

     From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

COMPARISON OF FUND PERFORMANCE FOR THE FISCAL YEARS ENDED JUNE 30, 1998 AND 1997

     During its fiscal year ended June 30, 1998, the Fund's net asset value per share increased 21.40% to $0.93 at June 30, 1998 from $0.76 at June 30, 1997. The Fund experienced a net increase in net assets from operations of approximately $769,000 or 85%, as a result of a net realized gain from investment transactions of $821,000 and unrealized appreciation of investments of $320,000, offset by a net investment loss of $372,000. The Standard & Poor's Composite Index of 500 stocks, a recognized indicator of market conditions, gained 30.16% (including reinvestment of dividends) during the same period.

     The portfolio turnover rate declined to 48% for the fiscal year ended
June 30, 1998 from 193% for the fiscal year ended June 30, 1997. The decline in the portfolio turnover rate was primarily the result of a new management philosophy towards portfolio strategy of selecting and holding securities for longer terms rather than frequently trading. The changes made in the portfolio were partly to provide liquidity for operating expenses and redemptions and also to increase diversity among the industrial groups. During fiscal 1998, the Fund maintained an aggressive trading position with its assets almost fully invested in equity securities and as of June 30, 1998, the Fund's assets were 100% invested in equity securities. The Fund's net investment loss of $372,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of $37,000. Although the Fund's primary goal is seeking current income and capital appreciation is secondary, it was the latter that produced most of the increase in net assets from operations.

     During the fiscal year's ended June 30, 1998 and 1997, the Fund made no distributions to shareholders.

YEAR 2000 ISSUE

     Many computer programs use two digits to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform the necessary functions. The Year 2000 issue affects virtually all companies and organizations.

     Investment companies, such as the Fund, are highly dependent on computer systems to communicate with its investment advisor as well as third parties, such as brokers and custodians. In order for the investment advisor to manage the Fund's portfolio, calculate net asset values, keep accurate account statements, process shareholder purchases and redemptions, and timely deliver disclosure documents and account statements, the Fund and the investment adviser must continuously exchange information with each other and their service providers. Any breakdown in this exchange of information could interfere with the day-to-day operations of the Fund, delay shareholder transactions, and compromise recordkeeping and other compliance systems.

     The Fund has identified six steps for the preparation of the Fund to remedy any Year 2000 problems. These steps are (1) the identification of potential Year 2000 problems; (2) the assessment of steps that must be taken to avoid those problems; (3) the implementation of the steps to avoid Year 2000 problems;
(4) internal testing of software to avoid Year 2000 problems; (5) point-to-point testing of software designed to avoid the problems (I.E., testing with service providers such as broker-dealers and custodians); and (6) the implementation of tested software that will avoid the Year 2000 problem.

     The Fund, working closely with its investment advisor, has completed the first two steps and has identified and assessed potential Year 2000 problems. The Fund is now implementing steps to avoid these problems. Internal testing of mission-critical systems is expected to be completed by April 15, 1999. Point-to-point testing of mission-critical systems is expected to be completed by May 31, 1999. Final implementation of tested software is expected to be completed by June 30, 1999.

     An expected reasonable "worst case" scenario is that, notwithstanding the testing and certification of all the Fund's and the investment advisor's critical systems beforehand, a problem is discovered in the year 2000 that impacts the core systems. In this event, the Fund and the investment advisor would be required to perform many business functions manually until such time as the Fund, or an outside vendor, as applicable, corrects the problem. Such manual processing of functions is provided for in the Fund's contingency plans, which are currently being reviewed by the Fund. The contingency plan provides for changing outside vendors if current vendors cannot meet their schedules to be year 2000 compliant and for manual processing and other action by the Fund in the event a problem is not discovered in a critical system that has previously been tested and certified as compliant.

     The Fund will utilize both internal and external resources to reprogram or replace, and test hardware and software for Year 2000 compliance. The Fund anticipates that the total costs of the Year 2000 project are $75,000, of which $30,000 have been incurred through June 30, 1998.

     Finally, companies, organizations, government entities, and markets which the Fund invests could be affected by the Year 2000 issue, but at this time the Fund cannot predict the degree of impact. To the extent the effect is negative, the Fund's returns could be reduced.

                   MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

INVESTMENT ADVISOR

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Carole S. Kinney and Charles T.W. Steadman.

     Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the advisor has principally engaged in the business of providing continuous investment supervision for the Funds. Under the terms of the Advisory Agreement, the advisor manages the investments of the Fund and is responsible for overall management of its business affairs subject to
supervision of the Trustees.   Max Katcher, President of the Fund and the
Advisor, is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Katcher became portfolio manager in December 1997 and has been in mutual fund management for the past 26 years as an executive officer of Ameritor Financial Corporation. As compensation for its services, the Fund pays to the advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. The advisor also receives certain other fees, which are described in the Statement of Additional Information.

     The Advisor also receives reimbursement from the Fund for salaries and benefits of its employees who perform directly attributable functions to the Fund other than investment advisory and shareholder services. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance related to the above.

ORGANIZATION AND CAPITAL STRUCTURE

     The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares, except that, pursuant to the trust indenture, fractional shares do not have the right to vote. Shares of the Funds have no preemptive rights and no conversion or subscription rights. The Funds do not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of the Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund.

     In addition, the governing documents of the Funds contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds including: (a) trustees hold office for a term of unlimited duration, (b) shareholders are entitled to vote for or against any amendments to the Trust Indenture, only in very limited circumstances, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

     As interpreted by the staff of the SEC, the 1940 Act provides shareholders of the Funds with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of the Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund.

SPECIAL PROVISIONS OF THE TRUST INDENTURE OF THE FUND

     The following discussion is a general summary of the material provisions of the Amended and Restated Trust Indenture of the Fund. The description of these provisions is necessarily general and reference should be made in each case to the complete document.

     1. ELECTION AND REMOVAL OF TRUSTEES. Trustees are chosen for a term of unlimited duration. Trustees may only be removed by a vote of 90% of the remaining Trustees or a vote of two-thirds of the shareholders.

     2. MEETINGS OF SHAREHOLDERS. Special meetings of the Shareholders may be called at any time by the Chairman or by a majority of the Trustees, and shall be called upon written request of shareholders holding in the aggregate not less than ninety percent (90%) of the outstanding shares having voting rights. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund.

     3. ABSENCE OF CUMULATIVE VOTING. The Amended and Restated Trust Indenture provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

     4. POSSIBLE LIMITATION ON ACQUISITION. The trust indenture of the Fund permits the Trustees to limit the amount of Fund shares owned at any one time by any one person to 5% of Fund shares. The purpose of this provision is to allow the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the 1940 Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

LEGAL PROCEEDINGS

     There are no material legal proceedings to which the Fund or the Fund's investment advisor are a party.

                               SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

     The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on days when the New York Stock Exchange is open for business. Fund shares are bought and sold at the net asset value next calculated after the buy or sell order is placed. It is computed by dividing the value of net assets (I.E., the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

PURCHASE OF FUND SHARES

     The Fund is currently in the process of registering Fund shares for sale in certain states. The Fund will offer the shares at net asset value without payment of any sales fee (load) or commission when purchases are made directly from the Fund. Shares purchased through registered broker-dealers may incur a transaction fee.

     To make an initial investment and open an account, complete the attached application and forward it with a check or money order for $1,000 or more, made payable to Ameritor Security Trust, 1730 K Street, N.W., Washington, D.C. 20006. Initial investments of less than $1,000 will not be accepted.

     After an account has been established, a confirmation will be issued indicating the amount invested, the number of shares purchased, and the purchase price per share (net asset value per share). The confirmation will include a deposit stub, which may be used to make an additional investment of $100 or more at any time by completing the form and mailing with a check in the appropriate amount. Additional investments of less than $100 will not be accepted.

     Investments received prior to the closing of the New York Stock Exchange (currently 4:00 p.m., New York Time) and which are in good order will be credited at the net asset value determined at the close of the exchange on that day. Investments received after closing will be credited at the net asset value on the next subsequent day in which the net asset value of the Fund is calculated.

     All investments are subject to the Fund's acceptance and subject to compliance with state and federal securities laws. The Fund may decline to accept an investment when in the judgment of the Fund's investment advisor, the acceptance of such investment would not be in the interest of existing shareholders or after consultation with counsel, such investment would violate any state or federal securities law. This determination is made upon receipt of the purchase order or as soon thereafter as reasonably practicable. The prospective investor whose order is not accepted will have his or her check or money order returned as soon as possible thereafter. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any securities offered hereby to any person in any jurisdiction in which such offer or solicitation would be unlawful.

     Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption.

REDEMPTION OF FUND SHARES

     Money may be withdrawn from an account at any time by following the procedures set forth herein. Shares will be redeemed at the net asset value next calculated after the request has been received and found to be in good order and the proceeds are paid by check within seven days after receipt of a redemption request.

     Accounts without share certificates - A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Ameritor Financial Corporation, 1730 K Street, N.W., Washington, D. C. 20006. For amounts over $1,000 it will be necessary to obtain a "signature guarantee" from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     Instant Liquidity (by telephone) - Any amount may be withdrawn by telephone by calling 1-(800)-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment Application. Telephone instructions from any person representing himself or herself to be you or your representative, and believed by Ameritor Financial Corporation, as Transfer Agent for the Fund, to be genuine will be acted upon. The Fund or the Transfer Agent will not be liable for executing unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Accounts with share certificates - The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share Certificates," above) and a written request that the certificates be redeemed, must be submitted to Ameritor Financial Corporation, 1730 K Street, N.W., Washington, D. C. 20006.

     Requests for redemption by corporations, executors, administrators, trustees or guardians may require further documentation.

     The proceeds of redemptions are paid by check within seven days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.

     The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the SEC.

     For cost reasons we may close an account upon 30 days written notice when the net asset value of the shares in an account is less than $100 as a result of redemptions. Involuntary redemption may be avoided if additional funds are added to the account during the 30-day period.

     SYSTEMATIC WITHDRAWAL PLAN. The Fund has a Systematic Withdrawal Plan under which shareholders who own at least $5,000 (at current net asset value) worth of the Fund, may receive a fixed distribution amount at monthly intervals by redeeming a portion of their shares equal to the specified dollar amounts on a monthly basis. A sufficient number of shares will be liquidated at the then current net asset value attributable to such shares on the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month. Shareholders who wish to exercise this election should request and complete the Systematic Withdrawal Application.

     SHAREHOLDER RETIREMENT PLANS. Taxes on current income can be deferred by investing in Keogh Plans, Individual Retirement Accounts (IRAs), Simplified Employee Pensions (SEPs), 401(k), pension, profit-sharing, employee benefit, deferred compensation and other qualified retirement plans. The federal tax law governing these tax-deferred retirement plans must be complied with to avoid adverse tax consequences.

     The Fund does not directly sponsor any retirement plans. However, shareholders may fund their own self-directed IRA or other qualified plan with Ameritor Security Trust shares. You should contact the Adviser for specific plan documentation and any additional information you may require. You should also consult your tax adviser before investing.

DIVIDENDS AND DISTRIBUTIONS

     The Fund has not paid a dividend or made a capital distribution since 1989. See "Financial Highlights." The Fund does not anticipate paying any cash dividends or distributions in the foreseeable future. If, at some future time, the Fund does determine to pay a cash dividend or make a capital distribution, unless an election to the contrary is made in writing to the Fund at 1730 K Street, N.W., Washington, D. C. 20006, all income dividends and all capital gain distributions payable on shares of the Fund will be reinvested in additional shares at the net asset value in effect on the dividend or distribution record date. The Fund's investment adviser also serves as the agent to reinvest dividends and distributions in additional shares. A change of election may be made at any time as to whether or not to receive dividends and distributions in cash or have them reinvested in additional shares. Such changes of election apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such change of election.

TAX STATUS AND CONSEQUENCES

     Distributions from the Fund are taxable under the normal corporate tax rules because the Fund is not a regulated investment company ("RIC") for federal income tax purposes. Non-redemption cash distributions to shareholders constitute ordinary dividend income if such distributions are out of the corporation's current or accumulated earnings and profits. Thereafter, the distributions are a non-taxable return of basis to the extent of the recipient's tax basis for the recipient's shares. Any distributions in excess of earnings and profits and in excess of such tax basis constitute gain from a deemed sale or exchange of the shares.

     Redemption distributions may be taxable under the rules described above, or such redemptions may be treated for federal income tax purposes as a sale or exchange of the redeemed shares. Such characterization depends upon the application to the recipient of Section 302(b) of the Code. A redemption distribution may be a sale or exchange of the redeemed shares for tax purposes if it is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is in complete termination of a shareholder's interest in the corporation, or is a redemption from a noncorporate shareholder in partial liquidation of the distributor (all within the technical meanings of Section 302(b)). Such determinations are highly individualized. Shareholders must consult with their own tax advisors concerning the effect to them of any redemption distribution from the Fund.

     Special rules apply for federal income tax purposes if the Fund makes a distribution of its assets in kind (which could be a liquidating distribution from the Fund or a non-liquidating distribution). Other special tax rules apply if the Fund makes a distribution of its shares or rights to acquire its shares to its shareholders with respect to their Fund shares. No such distributions are contemplated currently by the Fund so an explanation of these rules is beyond the scope of this discussion.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

     In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their own tax advisors with respect to the tax status of distributions from the Fund in their own state and localities. For more information on taxation, see the section entitled "Taxation of the Fund" in the Statement of Additional Information."

                                FINANCIAL HIGHLIGHTS*

                                                                                    For the
                                                                                     period
                                                            For the years ended    October 1,
                                                                  June 30,           1994
                                                          -----------------------   through
                                                                                    June 30,
                                                          1998      1997     1996    1995**
                                                          ----      ----     ----    ----
Per Share Operating Performance:
  Net asset value, beginning of period.............      $0.76     $0.70    $0.73    $0.72
                                                          ----      ----     ----     ----

  Net investment income (loss) ....................      (0.09)    (0.11)   (0.17)   (0.03)

  Net  realized and unrealized gain (loss)
    on investments.................................       0.26      0.17     0.14     0.04
                                                          ----      ----     ----     ----

  Total from investment operations.................       0.17      0.06    (0.03)    0.01

Dividends and distributions paid:

  From net realized gain...........................       -.--      -.--     -.--     -.--

  From net investment income.......................       -.--      -.--     -.--     -.--

  From capital.....................................       -.--      -.--     -.--     -.--
                                                         -----     -----    -----    -----

  Total distributions..............................       -.--      -.--     -.--     -.--
                                                         -----     -----    -----    -----

Net asset value, end of period.....................      $0.93     $0.76    $0.70    $0.73
                                                         -----     -----    -----    -----
                                                         -----     -----    -----    -----

  Ratio/Supplemental Data: Total return (1)........      21.40%     8.89%   (4.38)%   1.85%***

      Net Assets, end of period
      (in thousands)...............................     $3,903    $4,397   $4,581   $5,735

  Ratio of expenses to average net assets..........       9.85%    12.42%    8.14%    8.17%***

  Ratio of net investment income (loss) to average
    net assets.....................................      (8.95)%  (11.82)%  (7.48)%  (7.23)%***

Portfolio turnover rate............................         48%      193%     231%     505%***




                                                                       For the years ended September 30,
                                                          ------------------------------------------------------------

                                                          1994     1993     1992     1991     1990      1989      1988
                                                          ----     ----     ----     ----     ----      ----      ----
Per Share Operating Performance:
  Net asset value, beginning of period.............      $0.87    $0.64    $0.67    $0.57    $0.84     $0.60     $0.91
                                                          ----     ----     ----     ----     ----      ----      ----

  Net investment income (loss) ....................      (0.08)   (0.05)   (0.03)   (0.02)   (0.03)     -.--      -.--

  Net  realized and unrealized gain (loss)
    on investments.................................      (0.07)    0.28     -.--     0.12    (0.24)     0.27     (0.25)
                                                          ----     ----    -----     ----     ----      ----      ----

  Total from investment operations.................      (0.15)    0.23    (0.03)    0.10    (0.27)     0.27     (0.25)

Dividends and distributions paid:

  From net realized gain...........................       -.--     -.--     -.--     -.--     -.--     (0.03)    - .--

  From net investment income.......................       -.--     -.--     -.--     -.--     -.--     - .--     - .--

  From capital.....................................       -.--     -.--     -.--     -.--     -.--     - .--     (0.06)
                                                         -----    -----    -----    -----    -----     -----      ----

  Total distributions..............................       -.--     -.--     -.--     -.--     -.--     (0.03)    (0.06)
                                                         -----    -----    -----    -----    -----      ----      ----

Net asset value, end of period.....................      $0.72    $0.87    $0.64    $0.67    $0.57     $0.84     $0.60
                                                         -----    -----    -----    -----    -----      ----      ----
                                                         -----    -----    -----    -----    -----      ----      ----

  Ratio/Supplemental Data: Total return (1)........     (17.24)%  35.88%  (4.50)%   17.51%  (32.27)%   47.50%   (27.86)%

      Net Assets, end of period
      (in thousands)...............................     $6,307   $8,844   $7,254   $8,539   $8,392   $16,035   $13,572

  Ratio of expenses to average net assets..........       7.76%    5.79%    6.92%    7.16%    6.08%     6.65%     4.10%

  Ratio of net investment income (loss) to average
    net assets.....................................      (6.09)%  (4.63)%  (5.14)%  (3.29)%  (4.54)%   (0.24)%   (0.33)%

Portfolio turnover rate............................        241%     300%     301%     267%      86%      208%      367%

-------------------------
(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.
* The Financial Highlights Information for the six months ended December 31, 1998 is hereby incorporated by reference from the Semi-Annual Report to Shareholders for the six months ended December 31, 1998.
**   The Fund's fiscal year-end was changed to June 30.
***  Annualized.

                               AMERITOR SECURITY TRUST




This Prospectus contains information you should know before making an investment decision. Please keep it for future reference.

A Statement of Additional Information about the Fund, date __________ __, 1999, has been filed with the SEC and is legally regarded as part of this Prospectus. Further information about the Fund is available in the annual and semi-annual shareholder reports of the Fund. The Financial Highlights Information for the six month period ended December 31, 1998 is incorporated into this Prospectus from the Fund's semi-annual report. To obtain a free copy of the Statement of Additional Information or an annual or semi-annual report, or for any other inquiries regarding the Fund, please call Shareholder Services at 202-223-1000 or 1-800-424-8570.

Fund reports and the Statement of Additional Information are also available from the SEC by calling 1-800-SEC-0330 or writing the SEC's Public Reference Section, Washington, DC 20549-6009 (you will be charged a duplicating fee). You may also visit the Public Reference Room at the offices of the SEC or access the SEC's website at www.sec.gov.






1940 Act File # 811-00018

                                        PART B
            INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION

 The date of this Statement of Additional Information is ___________ __, 199__.



                               AMERITOR SECURITY TRUST


Mailing Address:
Ameritor Security Trust
c/o Ameritor Financial Corporation
1730 K Street, N.W.
Washington, DC  20006

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated ____________ __, 199__. You may obtain a copy of the Fund's prospectus by writing to Ameritor Financial Corporation, 1730 K Street NW, Washington DC 20006 or calling Shareholder Services at 202-223-1000 or 1-800-424-8570. A prospectus with more complete information, including management fees and expenses, will be sent to you.
Please read it carefully before investing.

                                  TABLE OF CONTENTS

Fund History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-2

Description of the Fund and its Investments
  and Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-2
     The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-2
     Investment Strategies . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-2
     Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-2
     Fund Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-7
     Temporary Defensive Positions . . . . . . . . . . . . . . . . . . . . . . .SAI-9
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-9

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-9
     Board of Trustees Responsibilities. . . . . . . . . . . . . . . . . . . . .SAI-9
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .SAI-9

Control Persons and Principal Holders of
  Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-10

Investment Advisory and Other
  Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-11
     Investment Advisor; Services
       Provided. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-11
     Principal Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-12

Brokerage Allocation and Other
  Practices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-12
     Brokerage Transactions and
       Selection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-12
     Directed Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-13

Description of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-13

Purchase and Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . SAI-14
     Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . SAI-14
     Offering Price of Fund Shares . . . . . . . . . . . . . . . . . . . . . . SAI-15

Taxation of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-15

Calculation of Performance Data. . . . . . . . . . . . . . . . . . . . . . . . SAI-15

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . SAI-16


                                        SAI-1

                                     FUND HISTORY

The Fund, originally named the Associated Fund Trust, is a common law trust and was organized under the laws of the District of Columbia pursuant to a trust indenture on February 23, 1939. The Fund's name was changed in 1969 to the Steadman Associated Fund, in January 1997 to the Steadman Security Trust, and in September 1998 to the Ameritor Security Trust.

                DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

THE FUND

The Fund is a no-load, non-diversified, open-end investment company. The Fund is registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the 1940 Act).

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment strategies discussed in the Fund's prospectus.

Although not the Fund's principal investment strategies, the Fund may also use the following:

     -    The sale of securities pursuant to repurchase agreements.

     - The purchase and sale of put options. This is primarily to achieve premium income but may also be used for hedging purposes.

     -    The purchase and sale of restricted or illiquid securities.

     - Borrowing to increase the amount of money available for the Fund to invest.

     -    Short sales.

     -    Lending securities in the Fund's portfolio.

     - The purchase and sale of real estate and real estate related loans and securities, other than U.S. Government agency mortgage-backed securities.

INVESTMENT RISKS

The following information supplements the discussion of the Fund's investment strategies discussed in the Fund's prospectus.

     REPURCHASE AGREEMENTS. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list and must have a minimum credit rating with respect to its short-term debt by Standard & Poor's Corporation or by Moody's Investors Services, Inc.. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into


                                        SAI-2
repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund would be allowed to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     OPTIONS.

     - WRITING COVERED PUT OPTIONS. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, the writer may be presented with an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

     The Fund would generally write covered put options in circumstances where the Fund wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Because the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

     The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

     - PURCHASING PUT OPTIONS. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).


                                        SAI-3

The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

     The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     - DEALER (OVER-THE-COUNTER) OPTIONS. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be


                                        SAI-4
considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The investment advisor, under the supervision of the Fund's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the investment advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the investment advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and
(4) the nature of the security and of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     LENDING OF PORTFOLIO SECURITIES. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund to be of good standing and will not be made unless, in the judgment of the Fund, the consideration to be earned from such loans would justify the risk.


                                        SAI-5

     MORTGAGE-RELATED SECURITIES. Mortgage-related securities, other than U.S. Government agency mortgage-backed securities, in which the Fund may invest include, but are not limited to, those described below.

     - MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year fixed rate. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund.
This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the entity that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     - COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows (a) the issuer to use cash flows of long maturity, and (b) monthly-pay collateral to create securities with short, intermediate and long final maturities and expected average lives.

     In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


                                        SAI-6

     - STRIPPED MORTGAGE-BACKED SECURITIES. These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

     The staff of the SEC believes IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, should be treated as illiquid securities and, accordingly, investments in such securities, together with all other illiquid securities, are limited to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Trustees. The Fund's Board of Trustees has delegated to the investment advisor the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of trenches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat nongovernment-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC Staff modifies its position.

FUND POLICIES

     POLICY ON ISSUANCE OF SENIOR SECURITIES. The Fund, as an open-end, management investment company registered under the 1940 Act, is prohibited from issuing senior securities. The Fund may not issue preferred stock or debt securities of any kind, nor may the Fund borrow from any entity other then a bank.

     BORROWING POLICY. The Fund's current borrowing policy is that the Fund may borrow from banks for investment purposes not to exceed 33 1/3% of the value of the Fund's total assets, less its liabilities other than such borrowings. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund is required to sell some of its portfolio


                                        SAI-7
holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof), members of the Federal Reserve System, recognized primary U.S. government securities dealers, or institutions which the investment adviser of the Fund has determined to be of comparable creditworthiness. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Fund will maintain in a segregated custodial account cash, cash equivalents, or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, may provide the Fund with a flexible borrowing tool.

     POLICY ON UNDERWRITING SECURITIES OF OTHER ISSUERS. The Fund may engage in the business of underwriting securities issued by other persons to the extent that the purchase of restricted securities constitutes such underwriting.

     CONCENTRATION POLICY. The current concentration policy of the Fund states that it is not the policy of the Fund to invest 25% or more of the value of its total assets in any one industry. An industry is determined by looking at the standard industry classification (SIC) code (I.E., if two companies have the same SIC code, the companies would be in the same industry). However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. The Fund has also instituted policies and procedures to assist in preventing a violation of the concentration policy of the Fund. The policy provides that prior to the investment advisor making a purchase of a security, the chief financial officer, or designee thereof, must confirm that the purchase will not result in a violation of the concentration policy. In addition, pursuant to the policy, the chief financial officer will determine weekly if any portfolio securities have appreciated in value above 25% such that additional purchases would be prohibited.

     POLICY ON PURCHASING AND SELLING REAL ESTATE AND COMMODITIES. The Fund may purchase and sell real estate, including land and buildings and securities of companies whose assets consist of real property and interests therein. Although the Fund may purchase commodities, the Fund does not purchase or intend to purchase commodities, and has no policy governing its purchase of commodities.

     POLICY ON MAKING LOANS. The Fund may make both long and short-term loans to others, including the purchase of non-publicly offered debt securities on a case-by-case basis.

     LIMITATIONS ON FUND POLICIES. The Fund's Trust Indenture provides that the Fund may, in the sole discretion of the investment advisor and to the maximum extent permissible by the applicable laws and


                                        SAI-8
regulations, engage in all lawful investment activities. Without limitation on any other investment activities, the Fund reserves freedom of action to engage in the foregoing types of activities specified in Section (8)(b) of the 1940 Act. The extent to which the Fund intends to engage in the foregoing activities is entirely dependent upon the market conditions and the economic environment in which the Fund must operate. Thus it is not practical to predict the extent to which the Fund will or may engage in such activities. The Fund intends to engage in these activities to the maximum extent permissible under applicable laws and regulations when, in the judgment of the investment advisor, such activities appear to be beneficial to the Fund and its shareholders. Accordingly, the risks involved in an investment in the Fund may be greater than the risks generally associated with many other mutual funds.

TEMPORARY DEFENSIVE POSITIONS

In response to unfavorable market conditions, the Fund may commit up to 100% of its assets to temporary defensive investments in (i) high-grade debt securities of all types, (ii) U.S. government securities, and (iii) repurchase agreements. While the Fund believes that these temporary defensive investments are consistent with the Fund's investment objective, the rate of return on such investments tend to be lower and may have an adverse effect on Fund performance.

PORTFOLIO TURNOVER

The portfolio turnover rate during the year dropped significantly from prior years as a result of a new management philosophy. For the years ended June 30, 1998, 1997, 1996, 1995, and 1994, the portfolio turnover rate was 48%, 193%,
231%, 505%, and 241%, respectively.

                                MANAGEMENT OF THE FUND

BOARD OF TRUSTEES RESPONSIBILITIES

Pursuant to the Trust Indenture of the Fund, the Trustees possess full, exclusive and absolute power, control and authority over the Fund property and the business of the Fund to the same extent as if the Trustees were the sole and absolute owners of the Fund property and business in their own right. This authority is exercised free from any power or control on the part of the shareholders of the Fund, except as may be required by law. The Trustees may also delegate certain functions as may be permitted by the Trust Indenture.

MANAGEMENT

     TRUSTEES AND OFFICERS. The following table sets forth certain information concerning the Trustees and officers of the Fund.

                                                         Position(s) Held                       Principal Occupation(s)
 Name, Address, and Age              Age(1)                with the Fund                           During Past 5 Years
---------------------------------  ----------   ----------------------------------   -----------------------------------------------
 PAUL F. WAGNER                       80        Chairman of the Board of Trustees    Chairman:
 1006 Waynewood Blvd                                                                 Wagner, Hines & Avery, a Washington, DC Public
 Alexandria, VA  20036                                                               Affairs firm

 PAUL A. BOWERS, M.D.                 86        Trustee                              Retired from private medical practice and as a
 9 Sandringham Road                                                                  Professor, Obstetrics and Gynecology Jefferson
 Bala-Cynwyd, PA  19004                                                              Medical College, Philadelphia, Pennsylvania


                                        SAI-9

                                                         Position(s) Held                       Principal Occupation(s)
 Name, Address, and Age              Age(1)                with the Fund                           During Past 5 Years
---------------------------------  ----------   ----------------------------------   -----------------------------------------------
 W. MARK CRAIN                        46        Trustee                              Professor of Economics and Research Associate
 9603 Concerto Circle                                                                with the Center for Study of Public Choice
 Vienna, VA  22182                                                                   George Mason  University Fairfax, Virginia

 RICHARD O. HAASE                     63        Trustee                              Vice President: Maiden, Hasse & Smith, a
 7026 Elizabeth Drive                                                                Washington DC real estate valuation company
 McLean, VA  22101

 JOHN T. HAYWARD                      89        Trustee                              Vice Admiral, U.S.N. (ret) formerly Vice
 PO Box 33000                                                                        President, General Dynamics Corporation,
 Atlantic Beach, FL  32233                                                           Washington, D.C.

 MAX KATCHER                          68        President and Treasurer of the Fund  President of Ameritor Financial Corporation
 8408 Carlynn Drive                                                                  and Executive Vice President of the Fund,
 Bethesda, MD  20034                                                                 Ameritor Industry Fund, Ameritor Investment
                                                                                     Fund, and Steadman Technology and Growth Fund

 CAROL S. KINNEY *                    53        Secretary of the Fund                Chairman of the Board of Ameritor Financial
 8020 Thornley Court                                                                 Corporation, National Association of
 Bethesda, MD  20817                                                                 Securities Dealers-Agent, Former stock broker
                                                                                     with Solomon-Smith Barney

 KATHLEEN S. STYERS                   37        Assistant Vice President and         Assistant Vice President and Assistant
 14512 Leonard Calvert Drive                    Assistant Secretary of the Fund      Secretary of the Fund, Ameritor Industry Fund,
 Accokeek, MD  20607                                                                 Ameritor Investment Fund, and Steadman
                                                                                     Technology and Growth Fund; Assistant Vice and
                                                                                     President and Assistant Secretary of Ameritor
                                                                                     Financial Corporation


--------------------
*    Interested person as defined by Section 2(a)(19) of the Investment Company
     Act.
(1)  As of June 30, 1998.

     COMPENSATION. During the fiscal year ended June 30, 1998, the Fund paid $1,843 in fees and expenses to all Trustees. Trustees are paid $300 per meeting attended. No officer received compensation from the Fund exceeding $60,000.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     At January 31, 1999, no person beneficially owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of the then outstanding shares of the Fund. Furthermore, no person has exerted himself or herself as a party in control of the Fund and there has been no adjudication under section 2(a)(9) of the 1940 Act that control exists.

     At January 31, 1999, the Trustees and officers of the Fund, as a group beneficially owned no shares in the Fund.


                                        SAI-10

                        INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR; SERVICES PROVIDED

The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Carole S. Kinney and Charles T.W. Steadman.

Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the advisor has principally engaged in the business of providing continuous investment supervision for the Funds. Under the terms of the Advisory Agreement, the advisor manages the investments of the Fund and is responsible for overall management of its business affairs subject to
supervision of the Trustees.   Max Katcher, President of the Fund and Ameritor
Financial Corporation, is primarily responsible for the day-to-day management of the Funds' portfolios. As compensation for its services, each Fund pays to the advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies.

The Fund paid investment advisory fees during the last three fiscal years as follows: June 30, 1998, $41,538; June 30, 1997, $45,410; June 30, 1996, $51,706.

Under an agreement with the Fund which is contained in the approved minutes of the Fund, Ameritor Financial Corporation also serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account, per month. The last increase in fee amount was made on May 21,1986 (effective retroactive to May 1, 1986) and renewed annually by the Trustees since that date. The Fund paid fees for delegated services for the last three fiscal years ending as follows: June 30, 1998, $28,299; June 30, 1997, $36,859; and June 30, 1996, $41,214.

Ameritor Financial Corporation also receives reimbursements from the Fund for salaries and benefits of its employees who perform directly attributable functions to the Fund other than investment advisory and shareholder services. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance related to the above. Total reimbursements for the fiscal year ending June 30, 1998 totaled $121,975.

Ameritor Financial Corporation assumes no responsibility under the Advisory Agreement other than to render the services called for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Advisory Agreement. Directors, officers and employees of the investment advisor have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.


                                        SAI-11

The Advisory Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the daily net asset value of the shares; (iv) the fees and expenses of the Trustees including, contrary to most other funds, the fees of those Trustees who also may be directors of the investment advisor or its subsidiary corporation;
(v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries;
(xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, office space rent; and (xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the investment advisor.

PRINCIPAL UNDERWRITER

The Fund currently has no principal underwriter.

                       BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS AND SELECTION

Ameritor Financial Corporation makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking into consideration the facilities and services of a particular broker or dealer. Subject to these considerations, the Fund has authorized the investment advisor to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote, and research material to Ameritor Financial Corporation. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, the investment advisor will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of the investment advisor in rendering investment advice to the Fund, the value of the services is not determinable. Ameritor Financial Corporation's investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order, and difficulty of execution.

The Fund's investment adviser, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The investment adviser and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.

The following table sets forth the amount of brokerage paid by the Fund and the total volume of transactions for the periods indicated.


                                        SAI-12

                                 For the fiscal year ended June 30,
                        --------------------------------------------------
                           1998                1997                1996
                        ----------         -----------         -----------
 Transactions.........  $4,888,372         $16,916,669         $22,887,207

 Brokerage............      18,730              88,713             126,558

As the above table indicates, during the year ended June 30, 1998, the total amount of transactions and the brokerage paid thereon decreased substantially. Brokerage decreased 78.9%, while the amount of transactions decreased 71.1% from fiscal 1997 to fiscal 1998. This decrease is consistent with a new management philosophy that has also resulted in a portfolio turnover rate that has decreased significantly.

DIRECTED BROKERAGE

During the Fund's fiscal year ended June 30, 1998, Ameritor Financial Corporation directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Fahnestock & Co. Inc. of $17,380 on transactions of $4,638,294. Brokerage commissions were directed to Fahnestock & Co., Inc. pursuant to an understanding that quotation services and devices would be provided to the investment advisor in exchange for these brokerage commissions. This arrangement ceased in February, 1998.

The following table details transaction amounts and commissions paid to brokers during the last fiscal year for the Fund as well as the percentage of transactions and commissions as related to the total for the Fund.


                              Amount of      Percent of Total                     Percent of Total
 Broker                     Transactions       Transactions       Commissions        Commissions
--------------------------- ------------     ----------------     -----------     ----------------

 Fahnestock & Co.            $4,638,294            94.88%           $17,380               92.79%

 Dean Witter                    250,078             5.12              1,350                7.21
                             ----------           ------            -------             -------
                Total        $4,888,372           100.00%           $18,730              100.00%
                             ----------           ------            -------             -------
                             ----------           ------            -------             -------

                              DESCRIPTION OF FUND SHARES

The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of such Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares, except that fractional shares do not have voting rights. Shares of the Fund have no preemptive rights and no conversion or subscription rights. The Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of any Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund. The shares of the Fund are not subject to mandatory redemption and or subject to a sinking fund.

In addition, the governing documents of the Fund contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds including: (a) trustees hold office for a term of unlimited duration, (b) shareholders are entitled to vote for or against any amendments to the Trust Indenture only under limited circumstances, (c) shareholders are not entitled to vote for or against a termination of the


                                        SAI-13

Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

As interpreted by the staff of the Securities and Exchange Commission, the 1940 Act provides shareholders of the Fund with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of each Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. The Fund will comply with these procedures.

The Trust Indenture of the Fund provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

Finally, a provision of the Trust Indenture of the Fund permits the Trustees to limit the amount of Fund shares owned at any one time by any one person to 5% of Fund shares. This provision allows the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the 1940 Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

                            PURCHASE AND PRICING OF SHARES

PURCHASE OF FUND SHARES

The Fund is currently in the process of registering Fund shares for sale in certain states. The Fund will offer the shares at net asset value without payment of any sales fee (load) or commission when purchases are made directly from the Fund. Shares purchased through registered broker-dealers may incur a transaction fee.

To make an initial investment and open an account, complete the attached application and forward it with a check or money order for $1,000 or more, made payable to Ameritor Security Trust, 1730 K Street, N.W., Washington, D.C. 20006. Initial investments of less than $1,000 will not be accepted.

After an account has been established, a confirmation will be issued indicating the amount invested, the number of shares purchased, and the purchase price per share (net asset value per share). The confirmation will include a deposit stub, which may be used to make an additional investment of $100 or more at any time by completing the form and mailing with a check in the appropriate amount. Additional investments of less than $100 will not be accepted.

Investments received prior to the closing of the New York Stock Exchange (currently 4:00 p.m., New York Time) and are in good order will be credited at the net asset value determined at the close of the exchange on that day. Investment received after closing will be credited at the net asset value on the next subsequent day in which the net asset value of the Fund is calculated.

All investments are subject to our acceptance and subject to compliance with state and federal securities laws. The Fund may decline to accept an investment when in the judgment of the Fund's investment advisor, the acceptance of such investment would not be in the interest of existing shareholders or after consultation with counsel, such investment would violate any state or federal securities law. This determination is made upon receipt of the purchase order or as soon thereafter as reasonably practicable. The prospective investor whose


                                        SAI-14
order is not accepted will have his or her check or money order returned as soon as possible thereafter. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any securities offered hereby to any person in any jurisdiction in which such offer or solicitation would be unlawful.

Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption.

OFFERING PRICE OF FUND SHARES

Fund shares are bought and sold at the net asset value next calculated after the buy or sell order is placed. The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 p.m., New
York Time) on days when the New York Stock Exchange is open for business.   It
is computed by dividing the value of net assets (I.E., the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

                                 TAXATION OF THE FUND

Currently, the Fund does not qualify as a regulated investment company ("RIC") taxable under the rules of Sections 851 through 855 of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is taxed under the normal corporate tax rules under Subchapter C of the Code. It is anticipated that such tax status as a non-RIC shall continue indefinitely.
While not being qualified as a RIC will permit the Fund to utilize certain loss carryforwards, which at June 30, 1998 totaled approximately $5,581,000, it will not be able to take advantage of certain potentially favorable tax rules applicable to electing qualified regulated investment companies.

In the event the Fund qualifies as a RIC in the future, distributions of any taxable net investment income and of any excess of net short-term capital gain over net long-term capital loss and capital loss carryovers, if any, will be taxable to shareholders as ordinary income. Further, in qualifying years, to the extent that long-term capital gains exceed short-term capital losses and any capital loss carry forwards, they may be distributed to shareholders and, if distributed, will be taxable to the shareholders as long-term capital gain.

Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all dividend distributions. Under the backup withholding provisions, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions will be reduced by the amounts required to be withheld. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

                           CALCULATION OF PERFORMANCE DATA

The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $10,000 (with all dividends and distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may


                                        SAI-15
also calculate total rates of return, which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for Fund shares for the one year, five year, and ten year periods ended June 30, 1998 are 21.40%, 6.56%, and 1.44%, respectively.

                                 FINANCIAL STATEMENTS

The Fund's Financial Statements and related notes for the fiscal year ended June 30, 1998 are incorporated herein by reference to the Fund's Form N-30D filed with the Securities and Exchange Commission on September 28, 1998 (SEC File
Number: 811-00018).









                                        SAI-16

                                        PART C
                                  OTHER INFORMATION


ITEM 23.  EXHIBITS

     Exhibit        Description
     -------        -----------

     (a)            Amended and Restated Trust Indenture of Ameritor Security
                    Trust (1)

     (c)            Specimen share certificate (1)

     (d) Ameritor Security Trust Amended and Restated Investment Advisory Agreement (1)

     (g)            Custodian agreement and depository contract with Crestar
                    Bank N.A. (1)

     (i) Opinion of Manatt, Phelps & Phillips, LLP as to the legality of the securities being registered (1)

     (n)            Financial Data Schedule (2)

     (x)(i)         Power of Attorney of John T. Hayward (3)

     (x)(ii)        Power of Attorney of Paul A. Bowers (3)

     (x)(iii)       Power of Attorney of Paul F. Wagner (3)

     (x)(iv)        Power of Attorney of W. Mark Crain (3)

     (x)(v)         Power of Attorney of Richard O. Haase (3)

     (y)(i)         Consent of PricewaterhouseCoopers LLP

     (y)(ii)        Consent of Reznick Fedder & Silverman, P.C.

--------------
(1) Incorporated by reference to the Exhibits to the Registration Statement on Form N-14 originally filed with the SEC on January 1, 1997 (SEC File Number:
333-20889).
(2)  Contained in electronically filed version only.
(3)  Reference is made to the signature page.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25.  INDEMNIFICATION

     Section 5.3 of the Amended Restated Trust Indenture of Ameritor Security Trust and Declaration of Trust (the "Trust Agreement"), provides that the Fund shall indemnify each of its trustees, advisors, officers, employees, and agents (including any person who serves at the request of the Fund as a director, officer, partner, trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the person may be involved or with which the person may be threatened, while acting as a trustee or advisor, or as an officer, employee, or agent of the Fund or the trustees, or thereafter, by reason of the person being or having been a trustee, advisor, officer, employee or agent. However, indemnification shall not be available with respect to any matter as to which such person has been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of such person's duties or gross negligence or not to have acted in good faith in the reasonable belief that such person's action was in the best interest of the Fund. If the matter is disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall have been approved as in the best interests of the Fund by a majority of the disinterested trustees or the Fund has received a written opinion of independent legal counsel to the effect that the person to be indemnified appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the fund. A provision of this section of the Trust Agreement also provides that the Trust Agreement is not the sole means of indemnification and that the Fund may indemnify persons as provided by applicable law.

     The District of Columbia Code does not contain a provision relating to the indemnification of trustees, officers, employees, or agents of a trust.
However, under general common law trust principles, a trustee is normally entitled to reimbursement from the trust for all necessary and reasonable expenditures made in the execution of the trust if the trustee acted in good faith for the benefit of the trust. However, under common law trust principles, property of the trust cannot be used to reimburse the trustee for losses or expenses incurred by the trustee, unless the trustee has exercised good faith and common prudence.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     The Investment Adviser provides transfer agent and fund accounting services to the Copley Fund, Inc. of Fall River, Massachusetts and the Ehrenkrantz Trust of New York City, New York.

ITEM 27.  PRINCIPAL UNDERWRITERS

     Not Applicable.  The Fund does not have a principal underwriter.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book, or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, is maintained by the Ameritor Financial Corporation at 1730 K Street, N.W., Washington, D.C. 20006.

ITEM 29.  MANAGEMENT SERVICES

     Not applicable. There are no management-related service contracts to which the Fund or the investment advisor are a party.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Washington and
the District of Columbia on the    22nd   day of     March    , 1999  .

                                   AMERITOR SECURITY TRUST


                                   /s/ Max Katcher
                                   --------------------------------------------
                                   Max Katcher, President and Treasurer
                                   (duly authorized representative)

     We the undersigned trustees and officers of Ameritor Security Trust do hereby severally constitute and appoint Max Katcher our true and lawful attorney and agent, to do any and all things and acts in our names in the capacities indicated below and to execute all instruments for us and in our names in the capacities indicated below which said Max Katcher may deem necessary or advisable to enable Ameritor Security Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form N-1A relating to the offering of share interests in Ameritor Security Trust, including specifically but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that Max Katcher shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

       (Signature)               (Title)                   (Date)



 /s/ Max Katcher          President and Treasurer     March     22   1999
 -----------------------  (Principal Executive        -------------------
 Max Katcher              Officer, Principal
                          Financial Officer,
                          and Principal
                          Accounting Officer)



 /s/ Paul A. Bowers       Trustee                     March     22   1999
 -----------------------                              -------------------
 Paul A. Bowers



 /s/ W. Mark Crain        Trustee                     March     22   1999
 -----------------------                              -------------------
 W. Mark Crain



 /s/ Richard O. Haase     Trustee                     March     22   1999
 -----------------------                              -------------------
 Richard O. Haase

        SIGNATURES                                    March     22   1999
        (CONTINUED)                                   -------------------



 /s/ John T. Hayward      Trustee                     March     22   1999
 -----------------------                              -------------------
 John T. Hayward



 /s/ Paul E. Wagner       Chairman of the Board of    March     22   1999
 -----------------------  Trustees                    -------------------
 Paul E. Wagner